Non-GAAP Financial Measures that Supplement US GAAP Measures DENTSPLY SIRONA Inc. (the “Company”) is providing the following tables to present certain non-GAAP information for the reporting periods covered in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 (the “Form 10- K/A”) as well as the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. These filings were filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2022. As previously reported, the Company was unable to timely file its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 as a result of an internal investigation commenced in March 2022 by the Audit and Finance Committee of the Company’s Board of Directors, as described in the Explanatory Note to the Form 10-K/A. The internal investigation has been completed. As disclosed in the Form 10-K/A, the Company has restated Net sales and Net Income for the fiscal year ended December 31, 2021 by approximately $20 million, and $10 million, respectively, and revised Net sales and Net income (loss) for both the fiscal years ended December 31, 2020 and 2019. Additionally, the correction of errors pertaining to periods prior to 2019 required an adjustment to opening retained earnings at January 1, 2019 of $38 million as reflected in the Company’s Consolidated Statements of Equity filed with the Form 10-K/A. Those errors related primarily to the timing, recognition, and estimation of variable consideration associated with certain sales orders in the historical periods. In addition to results prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) the Company provides certain measures which are not calculated in accordance with US GAAP and therefore represent non-GAAP measures. The tables included in this supplement present non-GAAP financial measures including organic sales, adjusted operating income (loss) and margin, adjusted net income (loss) and adjusted earnings (loss) per diluted share for each interim period in the fiscal years ended December 31, 2021 and December 31, 2020 and in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. The non-GAAP measures presented are reconciled to comparable US GAAP measures. These non-GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies. Management believes that these non-GAAP measures are helpful as they provide another measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company. The reconciliations below should be read in conjunction with the applicable financial statements and accompanying notes of the Company, as restated in the case of the fiscal year ended December 31, 2021 and revised in the case of the fiscal years ended December 31, 2020 and December 31, 2019, in the Company’s Form 10-K/A filed on November 7, 2022 and as included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. Organic Sales The Company defines "organic sales" as the reported net sales adjusted for: (1) net sales from acquired businesses recorded prior to the first anniversary of the acquisition, (2) net sales attributable to disposed businesses or discontinued product lines in both the current and prior year periods, and (3) the impact of foreign currency changes, which is calculated by translating current period net sales using the comparable prior period's foreign currency exchange rates. Adjusted Operating Income (Loss) and Margin Adjusted operating income (loss) is computed by excluding the following items from operating income: (1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to the disposed businesses. In addition, this category includes the post-acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company. (2) Restructuring program related costs and other costs. These adjustments include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, lease and contract termination costs, and related professional service costs associated with specific restructuring initiatives. Other costs include legal settlements, asset impairments, executive separation costs, and changes in accounting principle recorded within the period. Beginning in the second quarter of 2022, this category includes expenses related to the recent internal investigation and associated remediation activities which primarily include legal, accounting and other professional service fees, as well as turnover and other employee-related costs. The Company is continually seeking to take actions that could enhance its efficiency, consequently restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity and the inherent imprecision in the estimates used to recognize the impairment of assets, and as such may not be indicative of past and future performance of the Company.

(3) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value in purchase accounting. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company.

(4) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to-market changes in fair value associated with pension assets and obligations and equity-method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company.

Adjusted operating margin is calculated by dividing adjusted operating income by net sales.

Adjusted Net Income (Loss)

Adjusted net income (loss) consists of the reported net income (loss) in accordance with US GAAP, adjusted to exclude the items identified above, the related income tax impacts, and discrete income tax adjustments such as: final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the vesting and exercise of employee share-based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods.

These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.

Adjusted Earnings (Loss) Per Diluted Share

Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted earnings (losses) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding.

DENTSPLY SIRONA INC. AND SUBSIDIARIES
(In millions, except percentages)
(unaudited)

A reconciliation of reported net sales to organic sales by segment is as follows:

	Annual Results		Quarterly Results					
(in millions, except percentages)	2021	2020	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Total								
Net Sales	4,231	3,339	1,023	969	1,103	1,040	1,062	1,026
Net sales % change	26.7%	-17.0%	-3.7%	-5.5%	2.5%	17.8%	112.9%	16.4%
Foreign exchange impact	2.9%	0.3%	-6.1%	-4.6%	-1.3%	1.3%	10.5%	5.2%
Acquisitions	5.4%	0.0%	0.1%	0.2%	3.4%	4.4%	11.7%	5.3%
Divestitures and discontinued products	-5.7%	-0.7%	0.0%	-0.3%	-3.4%	-7.3%	-9.7%	-5.0%
Organic sales % change	24.1%	-16.6%	2.3%	-0.8%	3.8%	19.4%	100.4%	10.9%
Technologies & Equipment								
Net Sales	2,504	1,954	595	565	680	612	617	595
Net sales % change	28.2%	-14.0%	-3.6%	-5.1%	8.6%	23.0%	100.8%	13.9%
Foreign exchange impact	2.9%	0.3%	-7.3%	-5.3%	-1.8%	1.2%	10.2%	5.7%
Acquisitions	9.2%	0.0%	0.2%	0.4%	5.7%	7.8%	18.9%	8.9%
Divestitures and discontinued products	-6.4%	-1.2%	0.0%	-0.1%	-3.6%	-9.3%	-10.0%	-5.4%
Organic sales % change	22.5%	-13.1%	3.5%	-0.1%	8.3%	23.3%	81.7%	4.7%
Consumables								
Net Sales	1,727	1,385	428	404	423	428	445	431
Net sales % change	24.6%	-20.9%	-3.8%	-6.1%	-5.9%	11.1%	132.4%	20.1%
Foreign exchange impact	2.8%	0.4%	-4.4%	-3.7%	-0.7%	1.3%	10.9%	4.6%
Acquisitions	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestitures and discontinued products	-4.5%	-0.1%	0.0%	-0.6%	-2.9%	-4.7%	-8.1%	-4.2%
Organic sales % change	26.3%	-21.2%	0.6%	-1.8%	-2.3%	14.5%	129.6%	19.7%

* Percentages are based on actual values and may not recalculate due to rounding.

A reconciliation of reported net sales to organic sales by geographic region is as follows:

(in millions, except percentages)	Annual Results 2021	Annual Results 2020	Quarterly Results Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Total								
Net Sales	4,231	3,339	1,023	969	1,103	1,040	1,062	1,026
Net sales % change	26.7%	-17.0%	-3.7%	-5.5%	2.5%	17.8%	112.9%	16.4%
Foreign exchange impact	2.9%	0.3%	-6.1%	-4.6%	-1.3%	1.3%	10.5%	5.2%
Acquisitions	5.4%	0.0%	0.1%	0.2%	3.4%	4.4%	11.7%	5.3%
Divestitures and discontinued products	-5.7%	-0.7%	0.0%	-0.3%	-3.4%	-7.3%	-9.7%	-5.0%
Organic sales % change	24.1%	-16.6%	2.3%	-0.8%	3.8%	19.4%	100.4%	10.9%
U.S.								
Net Sales	1,480	1,115	358	308	386	384	363	347
Net sales % change	32.6%	-18.9%	-1.3%	-11.2%	7.6%	23.8%	155.9%	13.8%
Foreign exchange impact	0.3%	0.9%	-0.8%	-0.4%	-0.8%	-0.1%	1.7%	1.3%
Acquisitions	15.3%	0.0%	0.2%	0.6%	9.3%	11.5%	40.2%	14.6%
Divestitures and discontinued products	-4.8%	-1.1%	0.0%	-0.4%	-1.5%	-6.0%	-10.4%	-5.4%
Organic sales % change	21.8%	-18.7%	-0.7%	-11.0%	0.6%	18.4%	124.4%	3.3%
Europe								
Net Sales	1,675	1,381	414	411	436	393	429	417
Net sales % change	21.3%	-14.1%	-3.6%	-1.4%	-1.9%	12.9%	99.3%	11.9%
Foreign exchange impact	4.7%	1.0%	-9.3%	-7.4%	-1.6%	1.8%	15.5%	8.6%
Acquisitions	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%
Divestitures and discontinued products	-4.8%	-0.9%	0.0%	-0.2%	-2.7%	-6.1%	-7.7%	-4.6%
Organic sales % change	21.4%	-14.2%	5.7%	6.2%	2.3%	17.1%	91.5%	7.9%
ROW								
Net Sales	1,076	843	251	250	281	263	270	262
Net sales % change	27.7%	-18.9%	-7.1%	-4.5%	3.1%	17.0%	90.7%	28.6%
Foreign exchange impact	3.3%	-1.4%	-8.1%	-5.8%	-1.6%	2.3%	11.7%	5.0%
Acquisitions	1.0%	0.0%	0.0%	0.1%	0.9%	1.1%	0.8%	0.9%
Divestitures and discontinued products	-8.5%	0.2%	0.0%	-0.4%	-7.0%	-10.9%	-11.7%	-5.1%
Organic sales % change	31.9%	-17.7%	1.0%	1.6%	10.8%	24.5%	89.9%	27.8%

* Percentages are based on actual values and may not recalculate due to rounding.

DENTSPLY SIRONA INC. AND SUBSIDIARIES
(In millions, except percentages)
(unaudited)

A summary of the Consolidated Statement of Operations on an Adjusted Non-GAAP basis is as follows:

(in millions, except per share amounts and percentages)	Annual Results 2021	2020	2019	Quarterly Results Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Technologies & Equipment Net Sales	2,504	1,954	2,271	595	565	680	612	617	595	627	497	308	522
Consumables Net Sales	1,727	1,385	1,751	428	404	423	428	445	431	449	386	191	359
Net Sales	4,231	3,339	4,022	1,023	969	1,103	1,040	1,062	1,026	1,076	883	499	881
Gross Profit	2,475	1,823	2,311	612	554	638	602	624	611	609	496	212	506
% of Net Sales	58.5%	54.6%	57.5%	59.8%	57.1%	57.8%	57.9%	58.8%	59.6%	56.6%	56.2%	42.5%	57.4%
Selling, General, and Administrative Expenses	1,446	1,165	1,426	360	351	354	374	362	356	325	280	229	332
Research and Development Expenses	171	123	143	45	45	49	39	43	40	38	29	20	36
Operating Income	858	535	742	207	158	235	189	219	215	246	187	(37)	138
% of Net Sales	20.3%	16.0%	18.4%	20.2%	16.3%	21.3%	18.2%	20.6%	21.0%	22.8%	21.2%	-7.4%	15.7%
Other Income and Expense	53	39	10	16	9	3	17	18	14	8	12	14	4
Income Before Income Taxes	805	496	732	191	149	232	172	201	201	238	175	(51)	134
Provision for Income Taxes	184	101	184	42	32	51	40	48	46	48	35	(16)	34
Net Income Attributable to Dentsply Sirona	621	395	548	149	117	181	132	153	155	190	139	(34)	100
% of Net Sales	14.7%	11.8%	13.6%	14.5%	12.0%	16.4%	12.6%	14.4%	15.1%	17.6%	15.8%	3.1%	11.4%
Earnings Per Share - Diluted	$ 2.82	$ 1.79	$ 2.44	$ 0.69	$ 0.54	$ 0.83	$ 0.60	$ 0.69	$ 0.71	$ 0.86	$ 0.64	$ (0.16)	$ 0.45
Weighted Average Common Shared Outstanding - Diluted	220.2	220.1	224.4	215.3	217.8	219.2	220.5	220.7	219.9	219.5	219.2	219.4	222.3

* Percentages are based on actual values and may not recalculate due to rounding.

DENTSPLY SIRONA INC. AND SUBSIDIARIES
(In millions, except percentages)
(unaudited)

A reconciliation of selected items as reported in the Condensed Consolidated Statements of Operations to adjusted Non-GAAP items is as follows:

	Annual Results			Quarterly Results									
(in millions, except per share amounts)	2021	2020	2019	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Net Sales													
U.S. GAAP as Previously Issued	4,251	3,342	4,029	1,023	969	1,088	1,069	1,067	1,027	1,082	895	491	874
Corrections per Recently Amended Filings[A]	(20)	(3)	(7)	-	-	15	(29)	(5)	(1)	(6)	(12)	8	7
U.S. GAAP as Restated/Revised	4,231	3,339	4,022	1,023	969	1,103	1,040	1,062	1,026	1,076	883	499	881
Non-GAAP Adjustments[B]	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Non-GAAP as Restated/Revised	4,231	3,339	4,022	1,023	969	1,103	1,040	1,062	1,026	1,076	883	499	881
Gross Profit													
U.S. GAAP as Previously Issued	2,361	1,657	2,165	581	521	593	591	598	579	571	442	176	468
Corrections per Recently Amended Filings[A]	(14)	(1)	(1)	-	-	11	(22)	(3)	-	(4)	(10)	6	7
U.S. GAAP as Restated/Revised	2,347	1,656	2,164	581	521	604	569	595	579	567	432	182	475
Non-GAAP Adjustments[B]	128	167	147	31	33	34	33	29	32	42	64	30	31
Adjusted Non-GAAP as Restated/Revised	2,475	1,823	2,311	612	554	638	602	624	611	609	496	212	506
Selling, General, and Administrative Expenses													
U.S. GAAP as Previously Issued	1,551	1,312	1,580	410	376	374	394	398	385	377	315	261	359
Corrections per Recently Amended Filings[A]	-	(10)	7	-	-	3	1	(5)	1	(4)	(2)	(2)	(2)
U.S. GAAP as Restated/Revised	1,551	1,302	1,587	410	376	377	395	393	386	373	313	259	357
Non-GAAP Adjustments[B]	(105)	(137)	(161)	(50)	(25)	(23)	(21)	(31)	(30)	(48)	(33)	(30)	(25)
Adjusted Non-GAAP as Restated/Revised	1,446	1,165	1,426	360	351	354	374	362	356	325	280	229	332
Research and Development Expenses													
U.S. GAAP as Previously Issued	171	123	143	45	45	59	35	40	37	44	27	18	34
Corrections per Recently Amended Filings[A]	-	-	-	-	-	(10)	4	3	3	(6)	2	2	2
U.S. GAAP as Restated/Revised	171	123	143	45	45	49	39	43	40	38	29	20	36
Non-GAAP Adjustments[B]	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Non-GAAP as Restated/Revised	171	123	143	45	45	49	39	43	40	38	29	20	36
Goodwill Impairment													
U.S. GAAP as Previously Issued	-	157	-	-	-	-	-	-	-	-	-	-	157
Corrections per Recently Amended Filings[A]	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. GAAP as Restated/Revised	-	157	-	-	-	-	-	-	-	-	-	-	157
Non-GAAP Adjustments[B]	-	(157)	-	-	-	-	-	-	-	-	-	-	(157)
Adjusted Non-GAAP as Restated/Revised	-	-	-	-	-	-	-	-	-	-	-	-	-
Restructuring and Other Costs													
U.S. GAAP as Previously Issued	17	77	81	7	3	6	3	5	3	15	18	1	43
Corrections per Recently Amended Filings[A]	-	-	-	-	-	-	-	-	-	-	-	1	(1)
U.S. GAAP as Restated/Revised	17	77	81	7	3	6	3	5	3	15	18	2	42
Non-GAAP Adjustments[B]	(17)	(77)	(81)	(7)	(3)	(6)	(3)	(5)	(3)	(15)	(18)	(2)	(42)
Adjusted Non-GAAP as Restated/Revised	-	-	-	-	-	-	-	-	-	-	-	-	-
Operating Income (Loss)													
U.S. GAAP as Previously Issued	622	(12)	361	119	97	154	159	155	154	135	82	(104)	(125)
Corrections per Recently Amended Filings[A]	(14)	9	(8)	-	-	18	(27)	(1)	(4)	6	(10)	5	8
U.S. GAAP as Restated/Revised	608	(3)	353	119	97	172	132	154	150	141	72	(99)	(117)
Non-GAAP Adjustments[B]	250	538	389	88	61	63	57	65	65	105	115	62	255
Adjusted Non-GAAP as Restated/Revised	858	535	742	207	158	235	189	219	215	246	187	(37)	138
Other Income and Expense													
U.S. GAAP as Previously Issued	63	48	16	28	10	16	21	21	5	12	15	16	5
Corrections per Recently Amended Filings[A]	-	(1)	(1)	-	-	-	(2)	2	-	-	-	(1)	-
U.S. GAAP as Restated/Revised	63	47	15	28	10	16	19	23	5	12	15	15	5
Non-GAAP Adjustments[B]	(10)	(8)	(5)	(12)	(1)	(13)	(2)	(5)	9	(4)	(3)	(1)	(1)
Adjusted Non-GAAP as Restated/Revised	53	39	10	16	9	3	17	18	14	8	12	14	4
Income (Loss) Before Income Taxes													
U.S. GAAP as Previously Issued	559	(60)	345	91	87	138	138	134	149	123	67	(120)	(130)
Corrections per Recently Amended Filings[A]	(14)	10	(7)	-	-	18	(25)	(3)	(4)	6	(10)	6	8
U.S. GAAP as Restated/Revised	545	(50)	338	91	87	156	113	131	145	129	57	(114)	(122)
Non-GAAP Adjustments[B]	260	546	394	100	62	76	59	70	56	109	118	63	256
Adjusted Non-GAAP as Restated/Revised	805	496	732	191	149	232	172	201	201	238	175	(51)	134
Provision for Income Taxes													
U.S. GAAP as Previously Issued	138	23	82	18	18	36	35	35	32	24	13	(24)	10
Corrections per Recently Amended Filings[A]	(4)	-	-	-	-	1	(6)	-	1	-	(4)	2	2
U.S. GAAP as Restated/Revised	134	23	82	18	18	37	29	35	33	24	9	(22)	12
Non-GAAP Adjustments[B]	50	78	102	24	14	14	11	13	13	24	26	6	22
Adjusted Non-GAAP as Restated/Revised	184	101	184	42	32	51	40	48	46	48	35	(16)	34
Net Income (Loss) Attributable to Noncontrolling Interest													
U.S. GAAP as Previously Issued	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Corrections per Recently Amended Filings[A]	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. GAAP as Restated/Revised	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Non-GAAP Adjustments[B]	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Non-GAAP as Restated/Revised	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Net Income (Loss) Attributable to Dentsply Sirona													
U.S. GAAP as Previously Issued	421	(83)	263	73	69	102	103	99	117	99	53	(95)	(140)
Corrections per Recently Amended Filings[A]	(10)	10	(7)	-	-	17	(19)	(3)	(5)	6	(6)	4	6
U.S. GAAP as Restated/Revised	411	(73)	256	73	69	119	84	96	112	105	47	(91)	(134)
Non-GAAP Adjustments[B]	210	468	292	76	48	62	48	57	43	85	92	57	234
Adjusted Non-GAAP as Restated/Revised	621	395	548	149	117	181	132	153	155	190	139	(34)	100
Earnings Per Share - Diluted													
U.S. GAAP as Previously Issued	1.91	(0.38)	1.17	0.34	0.32	0.47	0.47	0.45	0.53	0.45	0.25	(0.44)	(0.63)
Corrections per Recently Amended Filings[A]	(0.04)	0.05	(0.03)	-	-	0.07	(0.09)	(0.02)	(0.02)	0.03	(0.03)	0.02	0.02
U.S. GAAP as Restated/Revised	1.87	(0.33)	1.14	0.34	0.32	0.54	0.38	0.43	0.51	0.48	0.22	(0.42)	(0.61)
Non-GAAP Adjustments[B]	0.95	2.12	1.30	0.35	0.22	0.29	0.22	0.26	0.20	0.38	0.42	0.26	1.06
Adjusted Non-GAAP as Restated/Revised	2.82	1.79	2.44	0.69	0.54	0.83	0.60	0.69	0.71	0.86	0.64	(0.16)	0.45

[A] For more information on the adjustments for recently made corrections to the US GAAP financial statements, please refer to our Annual Report on Form 10-K/A for the year ended December 31, 2021 as amended and filed on November 7, 2022, and our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021 as amended and filed on November 7, 2022

[B] For more information on the items and amounts comprising the non-GAAP adjustments for each of the years ended December 31, 2019 through December 31, 2021, and for each of the three-month periods ended March 31, 2020 through March 31, 2022, please refer to the previously issued earnings materials for those periods, as furnished previously using our Current Reports on Form 8-K, which can also be found on the Investors section of the Dentsply Sirona website at https://investor.dentsplysirona.com. The non-GAAP adjustments presented herein contain immaterial differences from those previously provided. These include a change in timing for a $11 million non-GAAP adjustment related to executive severance which was moved from 2020 to 2019 and earlier periods in order to offset the corresponding expense also moved to these periods as part of the revisions to the GAAP results for these years cited above. There was no change to non-GAAP results as a result of this change.

DENTSPLY SIRONA INC. AND SUBSIDIARIES (In millions, except percentages) (unaudited) For the three months ended June 30, 2022, a reconciliation of selected items as reported in the Condensed Consolidated Statements of Operations to adjusted Non-GAAP items is as follows: GAAP ADJUSTED NON-GAAP (in millions, except per share amounts and percentages) Three Months Ended June 30, 2022 Amortization of Purchased Intangible Assets Restructuring Program Related Costs and Other Costs (a) Business Combination Related Costs and Fair Value Adjustments Credit Risk and Fair Value Adjustments Tax Impact of Non-GAAP Adjustments Income Tax Related Adjustments Total Non- GAAP Adjustments Three Months Ended June 30, 2022 GROSS PROFIT $ 581 31 — — — — — $ 31 $ 612 % OF NET SALES 56.7% 59.8 % SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES 410 (22) (27) (1) — — — (50) 360 % OF NET SALES 40.0% 35.2 % RESEARCH AND DEVELOPMENT EXPENSES 45 — — — — — — — 45 RESTRUCTURING AND OTHER COSTS 7 — (7) — — — — (7) — OPERATING INCOME 119 53 34 1 — — — 88 207 % OF NET SALES 11.6% 20.2 % OTHER INCOME AND EXPENSE 28 — — — (12) — — (12) 16 INCOME BEFORE INCOME TAXES 91 53 34 1 12 — — 100 191 PROVISION FOR INCOME TAXES 18 — — — — 21 3 24 42 % OF PRE-TAX INCOME 19.3% 22.2 % LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS — — — NET INCOME ATTRIBUTABLE TO DENTSPLY SIRONA $ 73 $ 76 $ 149 % OF NET SALES 7.1% 14.5 % EARNINGS PER SHARE - DILUTED $ 0.34 $ 0.35 $ 0.69 * Percentages are based on actual values and may not recalculate due to rounding. (a) Other Costs includes $25 million in expenses related to the internal investigation comprised of $6 million in professional service fees and $19 million in turnover and other employee-related SG&A expenses.